UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2009

FIRST UNITED ETHANOL, LLC
(Exact name of registrant as specified in its charter)

Georgia	000-53039	20-2497196
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4433 Lewis B. Collins Road, Pelham, Georgia	31779
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 522-2822

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 1, 2009, First United Ethanol, LLC (the “Company”) decided to change its independent registered public accountants, and accordingly dismissed Hein & Associates LLP (“Hein”). Hein’s reports on the Company’s financial statements from the Company’s inception, including the past two years, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to change independent registered public accountants was recommended and approved by the Company’s audit committee.

There were no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Hein’s satisfaction would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The Company has provided Hein with the contents of this current report on Form 8-K and has requested that Hein furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this report, and if not, stating the respects in which it does not agree. A copy of the letter from Hein to the Securities and Exchange Commission is filed as Exhibit 16.1 hereto.

On April 1, 2009, the audit committee approved the engagement of McGladrey & Pullen, LLP (“McGladrey”) as the Company’s independent registered public accounting firm for the year ending December 31, 2009 subject to McGladrey’s completion of its client acceptance process. On April 3, 2009, McGladrey informed the Company that they had completed this process.

During the years ended September 30, 2007 and September 30, 2008 and through April 1, 2009, neither the Company nor anyone on its behalf has consulted McGladrey with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that McGladrey concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter from Hein & Associates LLP dated as of April 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED ETHANOL, LLC

April 6, 2009	/s/ Lawrence Kamp

Date	Lawrence Kamp, Chief Financial Officer